EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Take-Two Interactive Software Inc. of our report dated February 26, 1998 relating to the financial statements of Jack of All Games, Inc. which appears in Take-Two Interactive Software, Inc.'s Annual Report on Form 10-KSB for the year ended October 31, 1998.


                                          /s/ Aronowitz, Chaiken & Hardesty, LLP

                                          Certified Public Accountants

Cincinnati, Ohio
October 26, 1999